Electrode Plate Supply Contract

Contract No.: CS-20100801-1
Signing Place: Changxing, Zhejiang

Party A: Changxing Chisen Electric Co., Ltd.
Party B: Anqing Borui Power Supply Co., Ltd.

On Party A’s production and operation demands and in the principle of mutual benefit and common development, both parties hereby enter into this Contract and hereby agree as follows:
1.	Subject Matters: every type of electrode plate used in electricity-powered bicycle batteries, such as6-DZM-12

2.	Subject Matters and Delivery Method；

a.
With the development of the Market, Party A has obvious off and peak seasons on demand of the subject matters, which will bring lots of inconvenience during the cooperation process. Based on this condition, both parties do hereby indentify the 1st, 2nd, 3rd, 7th, 8th and 9th month of each year as the peak season, and the rest of the months as the off season; the goods supply volume in off season will be 65% of that of the peak season.

b.
Party B shall promise that the goods supply volume will be not less than   sets per day in peak season, with sets at least per day in off season. The specific goods supply volume and specifications will be subject to the orders placed by Party A.

c.	In order to ensure a smooth production, Part A should recognize goods supply volume and specifications of next month between the 25th day and 30th day of this month.

d.
Unless Party A permitted, Party B shall not enter into electrode plate supply agreement with the third Party, or which will be deemed as the breach of contract. Party A is entitled to warn or pose other punish measures on Party B as per the terms specified in clause 2 under item 9.

e.	Delivery Site: Party B shall arrange the transportation vehicle by itself and convey the average volume of each week to the place pointed by Party A.

f.	Delivery Term: Subject to the orders placed by Party A.

3. Price and Payment Terms

a.
Unit Price: The price of electrode plates supplied by Party B should be the sum of the average electrolytic lead price of Shanghai Nonferrous Metal Web (from the first day to the last day of one month) and the processing charges which is_RMB4200/ton.

b.
Since the electrolytic lead price will not be settled till the end of the month, the billing price this month should be calculated according to the average electrolytic lead price of last month. After the price is settled in the end of this month, both parties should provide refund for any overpayment or a supplemental payment for any deficiency according to the right price.

c.	The payment should be on weekly basis and the payment should be settled before Friday based on tax receipt. (acceptance bill)

4.	Delivery Terms and Place
Party B should deliver products to the pointed place by Party A (within Changxing City), and it is in Party B's charge.

5.	Packing Standards and the Supply & Recycling of Packing Materials
Party should make sure that all products should be delivered to Party A's warehouse without any damage, and if any damage occurs, it is all on Party B’s account.

6.	Quality Inspection Standards, Methods, Place and Time Limit
1.
After Party B delivers products to the pointed place, Party A should do sampling inspection with 3 to 4 days according to the only standards, which is the pole plate technique agreement signed by both parties. If the products are qualified, Party should accept them into warehouse. If Party A finds any problems during manufacturing with these products, Party B should settle the problems immediately.

2.
Since it bears risk and relativity for Party A to do inspection within such short time, the unchecked products do not mean qualified. Therefore, if Party A find that Party B ‘s Products do not meet the qualified products standards set by both Parties, Party B should reclaim and replace them , or have them disposed on site.

7.	Risk Liability on Transportation
Any damage or risk shall be on Party B’s account before the products being accepted by Party A.

8.	Confidential Items
Party B is responsible for keeping the electrode plate’s production technologies, design, techniques, management and other operation related documents confidential. If violated, Party B should indemnify all the damages caused on Party A.  The confidential term will be long term and without time limitations.

9.	Breach Liabilities
1.
Party B shall promise that the products meet the requirements set in another electrode plate technology agreement. If not meet the requirement, Party A is entitled to reject the products. In case Party B is not able to meet Party A’s requirements over three times, Party A is entitled to terminate the contract unilaterally.

2.
Party B shall supply goods subject to the orders made by both Parties and ensure the required quality and quantity. If any loss caused on Party A because of supplying goods behind time, Party B should bear penalties of RMB 3 to 5/ set.

3.
In case Party A’s battery products have batched quality problems because of the defective electrode plate supplied by Party B. Base on the recognition of both Parties, Party B shall take all the loss caused on Party A if goods return and replacement happens.

4.
Party A shall pay to Party B in a timely fashion according to the contract. If Party A fails to pay off in time and the balance haven’t been settled on each delivery before due date. If that caused the supply shortage , Party A shall not pose any punish measures on Party B and shall compensate Party B 1‰ of the delayed payment.

5.	Other breach liabilities shall be subject to the contract law.

10.Force Majeure
Due to the force majeure, causing the non-performance or the damages to either party, either party should notify the other party in written (or fax) for its confirm in one week. Both Parties could partly or wholly be indemnified from the breach liability.

11.	Dispute Settlement
Any dispute shall be solved through negotiation. If no settlement can be reached, the case in dispute shall be subjected to local People’s Court at the signing place of this Contract.

12. The Contract is made in duplicate and come into effect after being signed and sealed by the Parties. The fax copy of electrode plate technology agreement orders signed by both Parties will be attached hereto. If other supplemental agreement made shall bear same legal effect.

13.	Valid Term
The valid term of the contract is one year, starting from August 2, 2010 to August 1, 2010. (the copy bears the same legal effect with the original.)

Party A: Changxing Chisen Electric Co., Ltd.
Representative:
August 2, 2010

Party B: Anqing orui Power Supply Co., Ltd.
Representative:
August 2, 2010

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昌盛 长兴昌盛电气有限公司

长兴昌盛电气有限公司

合同审批签单

合同名称	极板供销合同		业务单位	安庆博瑞电源有限公司	
制定部门	采购部	部门主管签字 [illegible]		制定日期	2010.8.20
公司主管领导审核	签字：[illegible] 2010年 9 月 12 日				
常年法律顾问审查（或委托人）	已审 孙文进 2010.9.13 签字：[illegible] 年 9 月 13 日				
财务审核	签字：[illegible] 2010年 9 月 13日				
法人或法人授权代表批准	□ 须签 ☑ 免签 签字： 年 月 日				
档案室编号存档	CS-0209-PU-HT-136 签字：[illegible] 10 年 9 月 13 日

长兴昌盛电气有限公司
CHANGXING CHISEN ELECTRIC CO., LTD

极板供销合同

甲方：长兴昌盛电气有限公司　　　　**合同编号：**CS-20100801-1

乙方：安庆博瑞电源有限公司　　　　**签订地点：**浙江长兴

甲方因生产、经营需要购买乙方生产的系列产品，本着“互惠互利、共同发展”的原则。根据《合同法》及相关规定，双方经协商一致，自愿签订本合同，以资双方共同信守。

一、买卖标的物：6-DZM-12 等各型号电动助动车蓄电池用极板。

二、标的物及供货方式：

1、随着市场的不断变化，甲方对买卖标的物的需求存在很明显的淡旺季，在双方合作过程中难免带来不畅通。根据现状，现在甲乙双方明确每年的1、2、3、7、8、9月为旺季，其余月份为淡季；淡季供货比例按旺季时供货量的65%计算；

2、乙方保证旺季供货数量不会少于每天　／　套，淡季时不少于每天／套，具体供货数量、规格型号以甲方下达的采购订单为准；

3、订单确认以每月 25 日至 30 日前确认下月供货数量及规格型号，确保甲方正常生产。

4、未经甲方同意，乙方不得再与第三方签订极板买卖合同。否则视作乙方违约，甲方有权按本合同第九条第二款对乙方加以警告及相关处置。

5、交货地点：乙方自行组织车辆，按每月每周平均量送货到甲方指定仓库。

6、交货期限：按照甲方下达的采购订单载明的交货期限。

三、标的物的价格及结算方式：

1、单价：乙方供应极板的价格按上海有色金属网 1 号电解铅全月（每月 1 日至月底）平均价格加上加工费 6200 元/吨。（含稀土加工费）

2、由于全月平均铅价须到月底才可确定，当月开票结算按照上月的全月平均价格加上加工费 6200 元/吨。至当月全月平均价格确定后，供需双方再按照当月平均价加上加工费 6200元/吨据实结算并多退少补。

3、付款方式为每周结算一次，每周五前凭税票结清上周货款（承兑）。

四、交货方式及交货地点：

乙方以送货方式将产品送至甲方指定地点（限长兴县范围内），运输费用由乙方承担，

地址：浙江省长兴经济开发区经一路　　网址：www.chisenpower.com　　邮编：313100

长兴昌盛电气有限公司
CHANGXING CHISEN ELECTRIC CO., LTD

与甲方无关。

五、包装标准、包装物的供应与回收：

乙方确保产品无任何损坏送至甲方仓库，如有损坏由乙方自行承担。

六、质量检验标准、方法、地点及期限：

1、乙方产品运送到交货地点后，在3-4天内由甲方对乙方产品进行抽样检验，检验标准以双方另行签订的极板技术协议为认定乙方产品质量标准唯一依据。凡符合技术协议标准甲方须验收入库，但在甲方生产过程中发现乙方所供极板有其它问题，乙方须及时解决。

2、由于甲方在短时间内采用抽检的方式具有一定的风险性和相对性，未抽样的产品并不能代表乙方的产品符合质量标准。因此，如甲方在使用中发现乙方产品质量不合格或不符合双方约定的质量标准要求，甲方告知乙方后，乙方必须及时给予退回、调换或就地处理。

七、运输途中的风险责任：

乙方产品在甲方验收入库前，一切损毁与风险均由乙方承担。

八、保密事项

乙方对甲方提供的极板生产技术、设计、工艺、管理与经营文件等所有产品的相关资料负有保密义务，不得外泄。若违反，乙方应赔偿由此给甲方造成的一切损失，乙方保密期限为长期，不受年限限制。

九、违约责任：

1、乙方保证产品符合双方另行签订的极板技术协议约定的质量标准，若不符合约定质量技术标准，经确认后，甲方有权拒收，并通知乙方整改，如连续三次达不到甲方要求，甲方有权单独解除合同。

2、乙方须按双方签订的采购订单按期供货，并且要求保质、保量。逾期交货给甲方造成的相关损失，乙方愿向甲方承担3-5元/套的违约金。

3、甲方使用乙方产品组装生产的电池，由于极板因素致使电池出现批量的质量问题，并在双方确认的前提下，如电池退回、调换等，乙方应赔偿由此给甲方造成的一切损失。

4、甲方必须按合同约定，及时向乙方支付货款。如甲方不能按时结清货款，单批次货款到期未能及时支付，如超过10天造成乙方供货脱接甲方不可以对乙方进行任何处罚，

地址：浙江省长兴经济开发区经一路 网址：www.chisenpower.com 邮编：313100

长兴昌盛电气有限公司
CHANGXING CHISEN ELECTRIC CO., LTD

并甲方按延期货款每天1‰补偿乙方。

5、其他违约责任按《合同法》解决。

十、不可抗力：

当事双方的任何一方由于不可抗力的原因不能履行合同时，应及时向对方通报不能履行合同的理由，并在一周内提供书面证明送达对方（或传真）确认。甲乙双方根据情况可部分或全部免于承担违约责任。

十一、合同争议的解决方式：

本合同在履行中发生争议，由双方协商解决。协商未成，涉及诉讼，应由甲方住所地人民法院解决。

十二、本合同一式两份，经双方签字盖章后生效。双方另行签订极板技术协议、及甲方的采购订单双方代表签字确认的传真件作为本合同的附件，以及未尽事宜，可订补充协议，与本合同同具法律效力。

十三、合同有效期：

本合同有效期限为一年，自10年8月2日至11年8月1日止。（复印件同原件一样有效）

甲 方：长兴昌盛电气有限公司

甲方代表：

2010年 8月 1日

乙 方：安庆博瑞电源有限公司

乙方代表：

2010 年 8 月 1 日

地址：浙江省长兴经济开发区经一路 网址：www.chisenpower.com 邮编：313100